VESSELS	12 Months Ended
Dec. 31, 2021
VESSELS [Abstract]
VESSELS
4.	VESSELS

Vessels consists of the carrying value of 21 and 23 vessels for the year ended December 31, 2021 and December 31, 2020, respectively. Vessels includes capitalized drydocking costs. One vessel is presented as Held for Sale as of December 31, 2021, and is presented as a disposal in the table below.

All figures in USD ‘000	2021	2020
Vessels Cost as of January 1	1,316,463	1,309,618
Additions Vessels	3,868	6,845
Disposals Vessels	(76,183)	-
Drydocking Cost as of January 1	82,227	59,949
Additions Drydocking	7,881	22,278
Disposals Drydocking	(10,061)	-
Total Cost Vessels and Drydocking	1,324,195	1,398,690
Less Accumulated Depreciation	(557,527)	(537,348)
Less Accumulated Impairment Loss on Vessels	(51,405)	-
Net Book Value Vessels as of December 31	715,263	861,342
Vessel Held for Sale	14,960	-

The Company has in 2021 and 2020 paid $13.3 million and $11.0 million, respectively, related to the shipbuilding contracts for the two newbuildings to be delivered in 2022 from Samsung shipyard in South Korea. The payments are presented in the consolidated balance sheets as Vessels under Construction. The remaining commitments as of December 31, 2021, that are due in 2022 under these contracts are $88.0 million in total. We refer to footnote 8 for further information related to the financing of the newbuildings.

The Company has sold one vessel in 2021 for a net consideration of $14.3 million equalling its then carrying value.

Impairment Loss on Vessels

The Company has recorded an impairment loss on vessels of $60.3 million for the year ended December 31, 2021. The Company did not record any impairment losses for the years ended December 31, 2020 and December 31, 2019.

The impairment loss of $60.3 million consists of $8.9 million from classification of a vessel as Held for Sale and $51.4 million is related to impairment charges from the Company’s periodic impairment assessment. The Company announced the intention to sell at least two vessels in July 2021. One vessel was disposed of in November 2021 and the other vessel, classified as Held for Sale as of December 31, 2021, was sold and delivered in April 2022. The impairment charge of $8.9 million is related to the vessel classified as Held for Sale as of December 31, 2021.

The Company reviewed its vessels for impairment on an asset by asset basis as a result of depressed freight rates and included a probability-weighted approach as a result of identifying factors that indicated an increased probability of disposal of certain older vessels built in 2002 and 2003 before the end of their estimated useful life. Different scenarios were assessed and weighted for these vessels and, in addition to the Company’s historical base case approach, management included the probability of selling the vessels and a low case scenario estimating lower than expected freight rates during the remaining lifetime of these vessels in case being not disposed of. Judgment has been applied when weighting the different scenarios. In determining whether the assets are recoverable, the Company compared the estimate of the undiscounted cash flows expected to be generated by the assets to its carrying value. As of December 31, 2021, it was determined that the sum of the undiscounted cash flows for five vessels built in 2002 and 2003 did not exceed its carrying value and an impairment loss of $51.4 million was recorded.
In developing estimates of future undiscounted cash flows in our base case, we made assumptions and estimates based on historical trends as well as future expectations. The most important assumption in determining undiscounted cash flows are the estimated charter rates. Charter rates are volatile and the analysis is based on market rates obtained from third parties, in combination with historical achieved rates by the Company.

Subsequent to December 31, 2021, the Company has disposed of three vessels built in 2002, including the one vessel classified as Held for Sale as of December 31, 2021.